Exhibit 10.1

CONTRIBUTION AGREEMENT

BY AND AMONG

OASIS PETROLEUM LLC

OMS HOLDINGS LLC

OASIS MIDSTREAM SERVICES LLC

OMP GP LLC

OASIS MIDSTREAM PARTNERS LP

AND

OMP OPERATING LLC

DATED AS OF                     , 2017

CONTRIBUTION AGREEMENT

This Contribution Agreement, dated as of                     , 2017 (this “Agreement”), is entered into by and among Oasis Petroleum LLC, a Delaware limited liability company (“Oasis LLC”), OMS Holdings LLC, a Delaware limited liability company (“OMS Holdings”), Oasis Midstream Services LLC, a Delaware limited liability company (“OMS”), OMP GP LLC, a Delaware limited liability company and the general partner of the Partnership (as defined below) (the “General Partner”), Oasis Midstream Partners LP, a Delaware limited partnership (the “Partnership”) and OMP Operating LLC, a Delaware limited liability company (“OMP Operating”). The above named entities are sometimes referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Oasis LLC owns 100% of the limited liability company interests in OMS Holdings;

WHEREAS, OMS Holdings owns 100% of the limited liability company interests in OMS, 100% of the limited liability company interests in the General Partner and 100% of the limited partner interests in the Partnership (the “Initial LP Interest”);

WHEREAS, OMS owns 100% of the limited liability company interests in Bighorn DevCo LLC, a Delaware limited liability company (“Bighorn DevCo”), Bobcat DevCo LLC, a Delaware limited liability company (“Bobcat DevCo”) and Beartooth DevCo LLC, a Delaware limited liability company (“Beartooth DevCo” and, together with Bighorn DevCo and Bobcat DevCo, the “DevCos”), which as of the Effective Time own certain midstream infrastructure assets of Oasis Petroleum Inc., a Delaware corporation and the sole member of Oasis LLC (“Oasis”);

WHEREAS, the General Partner owns a non-economic general partner interest in the Partnership;

WHEREAS, the Partnership owns 100% of the limited liability company interests in OMP Operating;

WHEREAS, OMS Holdings and the General Partner entered into an Agreement of Limited Partnership of the Partnership, effective as of June 26, 2014 (the “Original LPA”);

WHEREAS, each of the following actions will occur at the times specified hereafter:

1.	OMS Holdings and the General Partner will amend and restate the Original LPA by executing the A&R LPA;

2.

OMS shall contribute, assign, transfer, convey and deliver to OMP Operating (i) all of the limited liability company interests of Bighorn DevCo, (ii) the Initial Bobcat DevCo Interests and (iii) the Initial Beartooth DevCo Interests (collectively, the “Initial Contributed Interests”), in exchange for (i) the issuance by the Partnership to OMS Holdings of the Sponsor Units, (ii) the right to receive the Distribution Amount and (iii) the right to receive the Deferred Issuance and Distribution;

3.	The Partnership will issue to the General Partner the Incentive Distribution Rights in exchange for the General Partner acting as the general partner of the Partnership;

4.	In connection with a firm commitment underwritten offering of the Firm Units (the “Offering”), the public, through the Underwriters, will contribute cash to the Partnership pursuant to the Underwriting Agreement, net of the Underwriters’ Spread, in exchange for the Firm Units;

5.	The Partnership will retain $ of the proceeds of the Offering (the “Retained Proceeds Amount”) for the purposes set forth in the Registration Statement;

6.	The Partnership will contribute (i) $ of the proceeds of the Offering (the “Bobcat Contribution Amount”) to Bobcat DevCo in exchange for the Additional Bobcat DevCo Interests and (ii) $ of the proceeds of the Offering (the “Beartooth Contribution Amount”) to Beartooth DevCo in exchange for the Additional Beartooth DevCo Interests;

7.	The Partnership will distribute the proceeds of the Offering, net of the Underwriters’ Spread, estimated expenses incurred in connection with the Offering, the Retained Proceeds Amount, the Bobcat Contribution Amount and the Beartooth Contribution Amount (such amount, the “Distribution Amount”), which amount shall, to the greatest extent possible, represent a reimbursement of pre-formation capital expenditures incurred by Oasis, on behalf of the Partnership, to OMS Holdings and thereby redeem the Initial LP Interest held by OMS Holdings; and

8.	Bobcat DevCo and Beartooth DevCo will distribute an amount equal to the sum of the Bobcat Contribution Amount and the Beartooth Contribution Amount to OMS (less any amount reserved for working capital purposes), which amount shall, to the greatest extent possible, represent a reimbursement of pre-formation capital expenditures incurred by Oasis.

WHEREAS, each of the Parties and the stockholders, members, partners, boards of directors or managers of the Parties, as the case may be, have taken all corporate, partnership, limited liability company or other action, as the case may be, required to be taken to approve the transactions contemplated by this Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

The following defined terms will have the meaning given below:

“A&R LPA” means the Amended and Restated Agreement of Limited Partnership of the Partnership, substantially in the form attached as Appendix A to the prospectus constituting part of the Registration Statement.

“Additional Beartooth DevCo Interests” means a         % limited liability company interest in Beartooth DevCo.

“Additional Bobcat DevCo Interests” means a         % limited liability company interest in Bobcat DevCo.

“Beartooth Contribution Amount” has the meaning set forth in the Recitals to this Agreement.

“Beartooth DevCo” has the meaning set forth in the Recitals to this Agreement.

“Bighorn DevCo” has the meaning set forth in the Recitals to this Agreement.

“Bobcat Contribution Amount” has the meaning set forth in the Recitals to this Agreement.

“Bobcat DevCo” has the meaning set forth in the Recitals to this Agreement.

“Common Units” has the meaning set forth in the A&R LPA.

“Deferred Issuance and Distribution” has the meaning set forth in Section 3.1.

“DevCos” has the meaning set forth in the Recitals to this Agreement.

“Distribution Amount” has the meaning set forth in the Recitals to this Agreement.

“Effective Time” means the date and time of the delivery of the Firm Units and payment therefor as set forth in the Underwriting Agreement.

“Firm Units” means the Common Units to be sold to the Underwriters pursuant to the terms of the Underwriting Agreement, excluding the Option Units.

“General Partner” has the meaning set forth in the introductory paragraph of this Agreement.

“Incentive Distribution Rights” has the meaning set forth in the A&R LPA.

“Initial Beartooth Interests” means a controlling limited liability company interest in Beartooth DevCo equal to the difference between 40% and the percentage interests attributable to the Additional Beartooth Interests.

“Initial Bobcat Interests” means a controlling limited liability company interest in Bobcat DevCo equal to the difference between 10% and the percentage interests attributable to the Additional Bobcat Interests.

“Initial Contributed Interests” has the meaning set forth in the Recitals to this Agreement.

“Initial LP Interest” has the meaning set forth in the Recitals.

“Oasis” has the meaning set forth in the Recitals of this Agreement.

“Oasis LLC” has the meaning set forth in the introductory paragraph of this Agreement.

“Offering” has the meaning set forth in the Recitals of this Agreement.

“OMP Operating” has the meaning set forth in the introductory paragraph of this Agreement.

“OMS” has the meaning set forth in the introductory paragraph of this Agreement.

“OMS Holdings” has the meaning set forth in the introductory paragraph of this Agreement.

“Option Units” means the Common Units subject to the Over-Allotment Option.

“Original LPA” has the meaning set forth in the Recitals of this Agreement.

“Over-Allotment Option” the Underwriter’s option to purchase a number of Common Units up to 15% of the Firm Units pursuant to the Underwriting Agreement.

“Partnership” has the meaning set forth in the introductory paragraph of this Agreement.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Securities and Exchange Commission (Registration No. 333-217976), as amended.

“Retained Proceeds Amount” has the meaning set forth in the Recitals to this Agreement.

“Sponsor Common Units” shall mean              Common Units.

“Sponsor Subordinated Units” means              subordinated units representing limited partner interests in the Partnership.

“Sponsor Units” means the Sponsor Common Units and Sponsor Subordinated Units.

“Structuring Fee” means a structuring fee equal to     % of the gross proceeds of the sale of the Firm Units or Option Units, as applicable, payable by the Partnership to Morgan Stanley & Co. LLC.

“Underwriters” means the underwriting syndicate listed in Schedule I of the Underwriting Agreement.

“Underwriters’ Spread” means the Underwriters’ discount as set forth in the Underwriting Agreement plus the Structuring Fee.

“Underwriting Agreement” means the firm commitment underwriting agreement entered into on                     , 2017, among Oasis, OMS Holdings, the General Partner, the Partnership and the Underwriters.

ARTICLE II

CONTRIBUTIONS AND OTHER MATTERS

Concurrently with the Effective Time, the following capital contributions and transactions shall be completed:

Section 2.1 Execution of A&R LPA.

OMS Holdings and the General Partner shall amend and restate the Original LPA by executing the A&R LPA, with such changes as OMS Holdings and the General Partner may deem necessary or advisable.

Section 2.2 Contribution of the Contributed Interests in the DevCos to OMP Operating.

OMS shall contribute, assign, transfer, convey and deliver the Contributed Interests in the DevCos to OMP Operating, and OMP Operating shall accept such Contributed Interests.

Section 2.3 Issuance of Consideration to OMS for the Contribution of the Contributed Interests in the DevCos.

As consideration of the transfer of the Contributed Interests in the DevCos set forth in Section 2.2, the Partnership shall issue or distribute, as applicable, to OMS Holdings (i) the Sponsor Units, (ii) the right to receive the Distribution Amount and (iii) the right to receive the Deferred Issuance and Distribution.

Section 2.4 Issuance of Incentive Distribution Rights to the General Partner.

The Partnership shall issue the Incentive Distribution Rights to the General Partner in exchange for the General Partner acting in the capacity as the general partner of the Partnership, and the General Partner shall accept such Incentive Distribution Rights.

Section 2.5 Underwriter Cash Contribution.

The Parties acknowledge that the Partnership is undertaking the Offering, and the public through the Underwriters, pursuant to the Underwriting Agreement, will make a capital contribution to the Partnership in cash in an amount determined pursuant to the terms of the Underwriting Agreement in exchange for the issuance by the Partnership to the Underwriters of the Firm Units.

Section 2.6 Execution of Registration Rights Agreement.

OMS Holdings and the Partnership shall execute a Registration Rights Agreement in substantially the form attached as Exhibit 4.1 to the Registration Statement.

Section 2.7 Bobcat and Beartooth Contributions.

The Partnership shall at the Effective Time transfer by wire to the account of Bobcat DevCo an amount equal to the Bobcat Contribution Amount and to the account of Beartooth DevCo an amount equal to the Beartooth Contribution Amount.

Section 2.8 Payment Obligation and Use of Offering Proceeds.

The Partnership shall at the Effective Time transfer by wire to an account designated by OMS Holdings an amount of cash equal to the Distribution Amount and thereby redeem the Initial LP Interest, which amount shall, to the greatest extent possible, represent a reimbursement of pre-formation capital expenditures incurred by Oasis on behalf of the Partnership.

Section 2.9 Bobcat and Beartooth Distributions.

Bobcat DevCo and Beartooth DevCo shall at the Effective Time transfer by wire to the account of OMS an amount of cash equal to the sum of the Bobcat Contribution Amount and the Beartooth Contribution Amount, respectively, which amounts shall, to the greatest extent possible, represent a reimbursement of pre-formation capital expenditures incurred by Oasis on behalf of the Partnership.

ARTICLE III

DEFERRED ISSUANCE AND DISTRIBUTION

Section 3.1 Upon the earlier to occur of the expiration of the Over-Allotment Option period or the exercise in full of the Over-Allotment Option, the Partnership shall issue to OMS Holdings a number of additional Common Units that is equal to the excess, if any, of (x) the total number of Option Units over (y) the aggregate number of Common Units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise(s) of the Over-Allotment Option. Upon each exercise of the Over-Allotment Option, the Partnership shall distribute to OMS Holdings an amount of cash equal to the net proceeds (after Underwriter’s Spread) of each such exercise (such net proceeds, together with any Common Units issued to OMS Holdings pursuant to the preceding sentence, the “Deferred Issuance and Distribution”).

ARTICLE IV

MISCELLANEOUS

Section 4.1 Further Assurances.

From time to time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be reasonably necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively carry out the purposes and intent of this Agreement.

Section 4.2 Successors and Assigns.

The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 4.3 No Third Party Rights.

The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 4.4 Severability.

If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 4.5 Entire Agreement.

This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

Section 4.6 Amendment or Modification.

This Agreement may be amended or modified at any time or from time to time only by a written instrument, specifically stating that such written instrument is intended to amend or modify this Agreement, signed by each of the Parties.

Section 4.7 Construction.

All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 4.8 Counterparts.

This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 4.9 Deed; Bill of Sale; Assignment.

To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

Section 4.10 Applicable Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

OASIS PETROLEUM LLC

By:
Name:
Title:

OMS HOLDINGS LLC

By:
Name:
Title:

OASIS MIDSTREAM SERVICES LLC

By:
Name:
Title:

OMP GP LLC

By:
Name:
Title:

OASIS MIDSTREAM PARTNERS LP

By: OMP GP LLC, its general partner

By:
Name:
Title:

SIGNATURE PAGE

CONTRIBUTION AGREEMENT

OMP OPERATING LLC

By:
Name:
Title:

SIGNATURE PAGE

CONTRIBUTION AGREEMENT